IBEW President Emeritus Edwin D. Hill, Friend to HIT, Passed Away at 81

The American labor movement joined together this week to honor the passing of International Brotherhood of Electrical Workers (IBEW) President Emeritus Edwin D. Hill who died on Saturday, December 1. The AFL-CIO Housing Investment Trust (HIT) joins the IBEW, the AFL-CIO and trade unionists everywhere in remembering President Hill’s impact and legacy.

“President Hill was a visionary, who recognized the benefits from partnering with the HIT and leveraging union pension funds to create jobs, affordable housing and a sound return on investments,” said Elizabeth Shuler, a member of the HIT Board of Trustees and Secretary-Treasurer of the AFL-CIO. Ms. Shuler began her career as a union organizer for the IBEW in Oregon, and rose through the ranks to become President Hill’s Executive Assistant before joining AFL-CIO President Richard Trumka’s successful ticket in 2009.

“As Secretary and then as Secretary-Treasurer, Ed Hill gets much of the credit for bringing this Brotherhood into the 21st Century,” said Kenneth Cooper, a member of the HIT Board of Trustees and the International Secretary-Treasurer of the IBEW. “He saw early on that the old ways of doing things could be improved, and his leadership, even before his time as International President, allowed the IBEW to keep its focus on the people who mattered most – the members.”

President Hill was a critical partner with the HIT in creating affordable housing and jobs for union electrical workers. During Hill’s tenure as International President from 2001- 2015, construction projects financed with the HIT created an estimated 11.4 million IBEW work hours.* President Hill provided significant leadership in supporting the HIT’s efforts to invest his union’s pension plans in funds which also supported the union’s values.

Chang Suh, HIT’s CEO and Co-Chief Portfolio Manager, praised the HIT partnership with the IBEW, noting that the fixed-income investment company receives capital from more than 100 IBEW-related investment funds. “It demonstrates the confidence that President Hill and other IBEW leaders have had in the HIT and our ability to invest IBEW funds into projects that will benefit their members today and tomorrow,” Mr. Suh said. “With the help of IBEW funds and other HIT investors, we will continue to invest in affordable housing and to help support union construction jobs through our investment programs.”

With his focus on union organizing, Mr. Hill is widely credited with preserving the IBEW’s influence as one of North America’s most powerful voices for working people. He was instrumental in guiding the IBEW during union-busting political tactics and opposition from corporations seeking to exploit workers, and for prevailing through the devastating recession, which began at the end of 2007.

Mr. Hill is applauded for rethinking the relationship between employers and unions that led to the creation of the IBEW’s Code of Excellence and business development initiatives, and battling to implement market recovery measures.

Accolades came in from around the country following his death.

“The entire labor movement mourns the loss of our friend and brother Ed Hill,” said AFL-CIO President Richard Trumka. “Ed was a journeyman electrician, fellow Pennsylvanian and one of the most respected voices ever to serve on the AFL-CIO Executive Council. When disagreements threatened to divide us, he was a voice of solidarity. Ed brought people together. Our thoughts and prayers are with his family, friends and the entire IBEW during this difficult time.”

IBEW International President Lonnie R. Stephenson, said, “The labor movement has lost one of its greatest visionaries and leaders. We join with President Hill’s friends and family in mourning his loss. But while this is a moment of great sadness, we draw inspiration and joy from President Hill’s nearly six decades of service to working families and the union that was the cause of his life: The International Brotherhood of Electrical Workers.”

*In 2017 dollars. Figures calculated using an IMPLAN model built by Pinnacle Economics with HIT and Building America project data. Data current as of December 4, 2018.